UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025 (October 15, 2025)

Transportation and Logistics Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34970	26-3106763
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices) (Zip Code)

(833) 764-1443

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 15, 2025, Transportation and Logistics Systems, Inc. (the “Company”, “we”, “us” or “our”) entered into settlement agreements (the “Settlement Agreements”) with certain holders (the “Creditors”) of certain of our outstanding liabilities (the “Outstanding Liabilities”). Pursuant to the Settlement Agreements, the Creditors agreed to settle an aggregate of $378,491.25 in Outstanding Liabilities, in exchange for the issuance of an aggregate of 3,785 shares of the Company’s Series J Senior Convertible Preferred Stock, par value $0.001 per share (the “Series J Preferred Stock”). The Creditors’ obligations to settle their respective liabilities are conditioned on the holders of at least 50% of the outstanding shares of each of the Company’s Series E Convertible Preferred Stock, par value $0.001 per share, and Series G Convertible Preferred Stock, par value $0.001 per share, having been exchanged for Series J Preferred Stock, which condition has been satisfied, the representations and warranties of the Company being true and correct in all material respects, and the Common Stock not being suspended from trading by any governmental authority.

The Settlement Agreements contain customary representations and warranties of the parties. The representations, warranties and covenants contained in the Settlement Agreements were made only for purposes of such agreement and as of a specific date, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The foregoing does not purport to be a complete description of the forms of Settlement Agreements, and such descriptions are qualified in their entirety by reference to the form of Settlement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of Series J Preferred Stock being issued pursuant to the Settlement Agreements and the shares of the Company’s common stock, par value $0.001 per share, that are issuable upon conversion of the Series J Stock will be issued in reliance upon the exemption from registration provided in Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Settlement Agreement (Outstanding Liabilities).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2025

Transportation and Logistics Systems, Inc.

By:	/s/ Sebastian Giordano
Sebastian Giordano
Chief Executive Officer, Chief Financial Officer and Treasurer